UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2026

Foghorn Therapeutics Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39634	47-5271393
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

99 Coolidge Ave, Suite 500
Watertown, MA		02472
(Address of principal executive offices)		(Zip Code)

(Registrant’s telephone number, including area code): (617) 586-3100

500 Technology Square, Suite 700, Cambridge, MA 02139

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	FHTX	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On January 9, 2026, Foghorn Therapeutics Inc. (the “Company”) issued a press release announcing certain business updates, including certain preliminary financial information as of December 31, 2025, ahead of the 44th Annual J.P. Morgan Healthcare Conference. The press release is attached as Exhibit 99.1 hereto and incorporated by reference herein.

The information in this Item 2.02 (including Exhibit 99.1 attached hereto) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing by the Company under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 7.01	Regulation FD Disclosure.

Additionally, the Company intends to use the presentation attached as Exhibit 99.2 hereto in meetings with or presentations to investors.

The information in this Item 7.01 (including Exhibits 99.2 attached hereto) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing by the Company under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

Purchase Agreements

On January 9, 2026, the Company entered into securities purchase agreements (the “Purchase Agreements”) with certain leading life sciences investors (the “Investors”), relating to the issuance and sale of 2,030,314 shares of its common stock, par value $0.0001 per share (“Common Stock”) and, in lieu of Common Stock, pre-funded warrants to purchase 5,421,250 shares of Common Stock (the “Pre-Funded Warrants”). The Company sold the shares of Common Stock and Pre-Funded Warrants together with two series of warrants, Series 1 Warrants and Series 2 Warrants, to purchase an aggregate of 7,451,564 shares of the Common Stock (the “Series Warrants”). The Pre-Funded Warrants are exercisable immediately upon issuance at an initial exercise price of $0.0001 per share and have a term of 20 years. The shares of Common Stock, or Pre-Funded Warrants, and the accompanying Series Warrants are immediately separable and will be issued separately, but they will be purchased together in this offering.

The Series Warrants are immediately exercisable. Each Series 1 Warrant has an initial exercise price of $13.42 per share of Common Stock, subject to certain adjustments, and expires on June 30, 2027. Each Series 2 Warrant has an initial exercise price of $20.13 per share of Common Stock, subject to certain adjustments, and expires on December 31, 2030. For the Series Warrants, the Investor may elect to receive, in lieu of shares of Common Stock, pre-funded warrants to purchase an equivalent number of shares of Common Stock.

Subject to certain exclusions, if, prior to the June 30, 2027, the Company sells shares of capital stock or derivative securities convertible into or exercisable for capital stock in one or more related transactions primarily for the purpose of raising capital at a Weighted-Average Price (as described below) below $13.42 per share, then the initial exercise price of a Series Warrant will be automatically reset upon exercise to an exercise price (the “Adjusted Exercise Price”) that is the midpoint between the initial exercise price and the lowest Weighted-Average Price per share at which the Company sells capital stock or derivative securities convertible into or exercisable for capital stock in a subsequent offering prior to the exercise date; provided, however, that the Adjusted Exercise Price will not be reduced below $6.71 per share. The “Weighted-Average Price” shall be calculated as the weighted-average common stock equivalent price of the equity securities sold in such transaction(s) (excluding any derivative securities with an exercise or conversion price that is above the closing sale price as of the time of pricing such offering(s)). In no event will the exercise price for a Series Warrant be adjusted more than once pursuant to this adjustment mechanism.

The offering price for the shares of Common Stock is $6.71 per share (or $6.7099 for each Pre-Funded Warrant, which equals the price per share of the Common Stock less the exercise price of the Pre-Funded Warrants). The aggregate gross proceeds to the Company from this offering were approximately $50.0 million, excluding any proceeds the Company may receive upon exercise of the Pre-Funded Warrants and Series Warrants. No underwriter or placement agent participated in the offering.

The number of shares of Common Stock purchasable upon the exercise of the Pre-Funded Warrants and the exercise price and the number of shares of Common Stock purchasable upon the exercise of the Series Warrants are subject to adjustment upon the occurrence of specific events, including stock dividends, stock splits, reclassifications and combinations of the Company’s Common Stock.

The offering was made pursuant to an effective registration statement on Form S-3 (Registration Statement No. 333-284476), as previously filed with the Securities and Exchange Commission, and a related prospectus. The offering is expected to close on January 13, 2026.

The Purchase Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and the Investors. The representations, warranties and covenants contained in the Purchase Agreement were made only for purposes of such agreements and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties.

The form of Purchase Agreement, form of Pre-Funded Warrant and the form of Series Warrant are filed as Exhibit 99.3, Exhibit 4.1 and Exhibit 4.2, respectively, and the description of the terms of the Purchase Agreement, the Pre-Funded Warrants and the Series Warrants are qualified in their entirety by reference to such exhibit. A copy of the opinions of Ropes & Gray LLP relating to the legality of the issuance and sale of the shares, Pre-Funded Warrants and Series Warrants are attached as Exhibit 5.1 hereto.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1	Form of Series Warrant

4.2	Form of Pre-Funded Warrant

5.1	Opinion of Ropes & Gray LLP

23.1	Consent of Ropes & Gray LLP (contained in Exhibit 5.1)

99.1	Press release issued on January 9, 2026

99.2	Investor Presentation dated January 2026

99.3	Form of Securities Purchase Agreement between the Company and the Investors, dated January 9, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOGHORN THERAPEUTICS INC.

By:	/s/ Michael J. LaCascia
Michael J. LaCascia
Chief Legal Officer

Dated: January 12, 2026